Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Woodstock Financial Group, Inc.  (the “Company”) on Form 10-Q for the period ending March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), William J. Raike III, Chief Executive Officer and Melissa L. Whitley, Chief Financial Officer of the Company, respectively, do certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his and her knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William J. Raike III

President and Chief Executive Officer

May 12, 2009

/s// Melissa L. Whitley

Chief Financial Officer

May 12, 2009